SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) August 29, 2006
                                                         ---------------

                       INTERNATIONAL IMAGING SYSTEMS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in Charter)



           Delaware                       000-25413               65-0854589
-------------------------------     ---------------------    -------------------
(State or other Jurisdiction of     (Commission file no.)       (IRS employer
       incorporation)                                        identification no.)






 2419 E. Commercial Boulevard, # 307, Ft. Lauderdale, FL           33308
 -------------------------------------------------------         ----------
        (Address of Principal Executive Offices)                 (Zip Code)



        Registrant's telephone number, including area code (954) 650-0823
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Forward Looking Statements

         This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.

Item 1.01  Entry into a Material Definitive Agreement.

         On August 29, 2006, we entered into a Stock Purchase Agreement (the "Purchase Agreement"), pursuant to which we sold to Alfred M. Schiffrin ("Buyer"), all of the issued and outstanding capital stock of our subsidiary, Renewable Assets, Inc. ("RAI") for $100 in cash. Mr. Schiffrin was the president of RAI immediately prior to such sale. The details of the sale, including all information required by Item 1.01. of this Current Report on Form 8-K (this "Report"), are set forth in Item 2.01. "Acquisition or Disposition of Assets" below, the contents of which are incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

         On April 13, 2004 our board of directors approved the spin-off of all of the shares of common stock of RAI owned by the Company to our shareholders of record on April 14, 2004. Completion of the spin-off was contingent upon compliance with applicable rules and regulations. We have been unable to comply with such rules and regulations and on August 28, 2006, our board of directors approved the abandonment of the spin-off based on our lack of financial resources to effect compliance with applicable rules and regulations and, in lieu thereof, to enter into the Purchase Agreement.

         The following is a summary of the Purchase Agreement and is qualified in its entirety by reference to the Purchase Agreement that is filed as an exhibit to this Report.

         Pursuant to the Purchase Agreement, on August 29, 2006, we sold to the Buyer, the president of RAI immediately prior to the sale, all of the issued and outstanding capital stock of our subsidiary Renewable Assets, Inc., for $100 in cash. The sole assets of RAI on the date of sale were the co-exclusive right to market pre-owned photocopier machines for Office Furniture Warehouse, Inc., an unrelated party ("OFW"), comissions receivable from OFW of approximately $2,500 and RAI's corporate name. On the date of sale, RAI had liabilities of approximately $1,000 excluding liabilities for legal fees relating to RAI's federal security law compliance that were assumed by us. The agreement provides for the cancellation of all outstanding inter-company payables/receivables.

         As a result of the sale of RAI, we have no remaining active operations that would be expected to generate future revenues. Our sole remaining subsidiary, Advanced Staffing, Inc., was notified in February 2006 that its sole customer was terminating the use of ASI's services. Since then management has been attempting to obtain other customers for ASI's services but no assurance can be given that other customers can be obtained so as to generate sufficient revenue to enable ASI to remain in business.

Item 8.01    Other Events

         On August 29, 2006, C. Leo Smith, our President and Chief Executive Officer, was issued 160,000 shares of our common stock under our 2003 Equity Compensation Program as compensation for serving in such capacities without salary since February 6, 2006 to the date of issuance. On August 29, 2006, the closing bid price of our common stock on the OTC Bulletin Board was $.25 per share.

Item 9.01    Financial Statements and Exhibits.

             (a)  Financial Statements.  None

             (b)  Pro Forma Financial Information (filed herewith)

                  (1) Pro Forma Condensed Consolidated Balance Sheet
                  (2) Pro Forma Condensed Consolidated Statement of Operations

             (c)  Exhibits.

                  2.1 Stock Purchase Agreement, dated August 29, 2006, by and between International Imaging Systems, Inc. and Alfred
                        M. Schiffrin



--------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             INTERNATIONAL IMAGING SYSTEMS, INC.


Date: August 30, 2006
                                             /s/ C. LEO SMITH
                                             -----------------------------------
                                             C. Leo Smith
                                             Chief Executive Officer

                       INTERNATIONAL IMAGING SYSTEMS, INC.
                                AND SUBSIDIARIES

                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                  JUNE 30, 2006

                                TABLE OF CONTENTS






PRO FORMA CONDENSED CONSOLIDATED
    BALANCE SHEET                                                             1

PRO FORMA CONDENSED CONSOLIDATED
    STATEMENTS OF OPERATIONS                                                  2

NOTES TO PRO FORMA CONDENSED
    FINANCIAL STATEMENTS                                                    3-4

                                       INTERNATIONAL IMAGING SYSTEMS, INC.
                                                 AND SUBSIDIARIES
                                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                   (UNAUDITED)
                                                  JUNE 30, 2006


                                                      ASSETS

                                                                              PRO FORMA
                                                                             ADJUSTMENTS
                                                   HISTORICAL        -----------------------------    PRO FORMA
                                                    BALANCES             DR                CR          BALANCES
                                                  ------------       ------------     ------------   ------------
CURRENT ASSETS:
    Cash                                          $     28,405    (2)$        100                    $     28,505
    Advances to Customer                                30,000                                             30,000
    Assets of Discontinued Operations                    2,594                     (2)$      2,594             --
                                                  ------------                                       ------------
              TOTAL CURRENT ASSETS                      60,999                                             58,505

OTHER ASSETS:
    Security Deposits                                    4,051                                              4,051
                                                  ------------                                       ------------

TOTAL ASSETS                                      $     65,050                                       $     62,556
                                                  ============                                       ============



                                     LIABILITIES AND SHAREHOLDERS' DEFICIENCY


CURRENT LIABILITIES:
    Loans Payable - Shareholders                  $    274,869                                       $    274,869
    Accounts Payable and Accrued Expenses               30,177                     (1)$     27,079         57,256
    Liabilities of Discontinued                                   (2)$      1,000
        Operations                                      28,079    (1)      27,079                              --
                                                  ------------                                       ------------
              TOTAL CURRENT LIABILITIES                333,125                                            332,125
                                                  ------------                                       ------------

SHAREHOLDERS' DEFICIENCY:
    Preferred Stock - $.001 Par Value -
        1,000,000 Shares Authorized; -0- Shares
            Issued and Outstanding                          --                                                 --
    Common Stock - $.001 Par Value -
        29,000,000 Shares Authorized;
        7,813,700 Shares Issued and Outstanding          7,814                                              7,814
    Additional Paid-In Capital                       1,054,487                                          1,054,487
    Accumulated Deficit                             (1,330,376)         (1) 1,494                      (1,331,870)
                                                  ------------                                       ------------
              TOTAL SHAREHOLDERS'
                  DEFICIENCY                          (268,075)                                          (269,569)
                                                  ------------                                       ------------

TOTAL LIABILITIES AND
    SHAREHOLDERS' DEFICIENCY                      $     65,050                                       $     62,556
                                                  ============                                       ============

See accompanying notes to proforma financial statements.

                                            INTERNATIONAL IMAGING SYSTEMS, INC.
                                                      AND SUBSIDIARIES
                                 PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                               SIX MONTHS ENDED JUNE 30, 2006
                                                            AND
                                                YEAR ENDED DECEMBER 31, 2005
                                                        (UNAUDITED)


                                             SIX MONTHS ENDED                                   YEAR ENDED
                                               JUNE 30, 2006                                DECEMBER 31, 2005
                                 -------------------------------------------    -------------------------------------------

                                  HISTORICAL     PROFORMA         PROFORMA       HISTORICAL     PROFORMA         PROFORMA
                                   BALANCES     ADJUSTMENTS       BALANCES        BALANCES     ADJUSTMENTS       BALANCES
                                 ------------   ------------    ------------    ------------   ------------    ------------
REVENUES                         $    145,889                   $    145,889    $    959,098                   $    959,098

GENERAL AND ADMINISTRATIVE
    EXPENSES                          363,378                        363,378       1,186,759                      1,186,759
                                 ------------                   ------------    ------------                   ------------

(LOSS) FROM CONTINUING
    EXPENSES                     $   (217,489)                  $   (217,489)   $    227,661                   $    227,661
                                 ============                   ============    ============                   ============

BASIC AND DILUTED (LOSS)
    FROM CONTINUING OPERATIONS
    PER COMMON SHARE             $       (.03)                  $       (.03)   $       (.04)                  $       (.04)
                                 ============                   ============    ============                   ============

WEIGHTED AVERAGE NUMBER
    OF COMMON SHARES
    OUTSTANDING                     7,403,034                      7,403,034       6,217,727                      6,217,727
                                 ============                   ============    ============                   ============

See accompanying notes to proforma financial statements.

                       INTERNATIONAL IMAGING SYSTEMS, INC.
                                AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)



NOTE A  -  BASIS OF PRESENTATION -

           On August 29, 2006, the Registrant sold, for $100, its interest in its subsidiary, Renewable Assets, Inc. International Imaging Systems, Inc. assumed liabilities, consisting of legal fees, belonging to the subsidiary, of approximately $28,000. At the date of the sale, the subsidiary had assets of approximately $2,500 and remaining liabilities of approximately $1,000. The buyer is the president of Renewable Assets, Inc.

           The transaction resulted in a loss of approximately $1,500.

           There are no adjustments that are directly attributable to the continuing operations of the Registrant for the periods ended June 30, 2006 and December 31, 2005 because the results of the sold subsidiary's operations have been included in discontinued operations for the periods presented. Discontinued operations are not customarily presented in proforma statements of operations.

           The unaudited proforma condensed balance sheet is presented as if the subsidiary sale had occurred on June 30, 2006.

           In the opinion of the Registrant, all adjustments and disclosures necessary for a fair presentation of the proforma data have been made. These proforma condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the asset sale been consummated as of the dates indicated or the results that may be obtained in the future.

           These proforma condensed financial statements and notes thereto should be read in conjunction with the Registrant's consolidated financial statements and the notes thereto as of and for the periods ended June 30, 2006 and December 31, 2005.

                       INTERNATIONAL IMAGING SYSTEMS, INC.
                                AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)



NOTE B  -  PRO FORMA ADJUSTMENTS -

           1) To record assumption of accounts payable (legal fees) by parent.

           2) To record reduction of assets and liabilities relating to sale of subsidiary.